Exhibit 10.18

THIS ASSET PURCHASE AGREEMENT, dated as of October 2, 2000 (the "Agreement" or the "Asset Agreement"), is by and between ALLOY STEEL INTERNATIONAL, INC.., a Delaware corporation ("ASI"), and COLLIER UNIT TRUST ("Collier").

      WHEREAS, Collier desires to sell to ASI, and ASI desires to purchase from Collier, the assets of Collier listed on Schedule A, (the "Purchased Assets"), upon the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                          ARTICLE I: PURCHASE AND SALE

      SECTION 1.01. Sale and Purchase of Assets.

            (1) On the date hereof Collier shall sell, transfer, grant, convey, assign and set over to ASI, and its successors and assigns forever, and ASI shall purchase and receive from Collier, all of the right, title and interest of Collier in, to and under the businesses, franchises, rights, claims, privileges, and properties owned, used or held for use by Collier exclusively or primarily with respect to or in connection with the Arcoplate Process, of every nature and description, tangible and intangible, wherever located and whether or not carried on the books or records of Collier, including:

            (A) All books, records and files exclusively or primarily related to the Purchased Assets; and

            (B) All stationery, purchase orders, forms, labels, shipping material, catalogs, brochures, art work, photographs and advertising and promotional copy, materials and literature relating exclusively or primarily to the Purchased Assets.

      SECTION  1.02.  Consideration.   The  aggregate  purchase  price  for  the
Purchased Assets is ONE MILLION, TWO HUNDRED FIFTY THOUSAND (1,250,000) SHARES OF COMMON STOCK OF ASI (the "Purchase Price").

      SECTION 1.03. "Purchase and Sale" Defined. The purchase and sale transactions provided for above in this Article I are sometimes referred to herein as the "Purchase and Sale."


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                   ARTICLE II: REPRESENTATIONS AND WARRANTIES

      SECTION 2.01. Investment Representations:

            (A) The ASI Stock is being acquired for Collier's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, or other applicable securities laws.

            (B) Collier is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

            (C) Each certificate evidencing the ASI Stock subject to the terms and conditions of this Agreement and each certificate issued in exchange for or upon the transfer of any shares subject to the terms and conditions of this Agreement (if such shares remain subject to the terms and conditions of this Agreement after such transfer) shall be stamped or otherwise imprinted with a conspicuous legend, in substantially the following form:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO ASI THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                              ARTICLE III: CLOSING

SECTION 3.01. Closing. The closing of the Purchase and Sale and other transactions contemplated hereby (the "Closing") shall occur on the date hereof.

                           ARTICLE IV: INDEMNIFICATION

SECTION 4.01. By Collier.

      (1) From and after the date hereof, Collier shall indemnify ASI against, and hold ASI harmless from, any and all Losses (as defined in Section 4.02) directly or indirectly incurred, suffered, sustained or required to be paid by, or sought to be imposed upon, ASI


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resulting  from,   relating  to  arising  out  of  any  breach  of  any  of  the representations or warranties of the parties set forth in Article II hereof or in any other Subject Document.

SECTION 4.02. Losses Defined. In this Agreement, the term "Losses" means and includes all losses, claims, liabilities, damages (including, without limitation, punitive, consequential and special damages awarded to any third-party claimant), judgments, liabilities, payments, obligations, costs and expenses (including, without limitation, any costs of investigation, remediation or cleanup, and any reasonable legal fees and costs and expenses incurred after the date hereof in defense of or in connection with any alleged or asserted liability, payment or obligation as to which indemnification may apply hereunder), regardless of whether or not any liability, payment, obligation or judgment is ultimately imposed against Collier or ASI and whether or not Collier or ASI are made or become parties to an action, suit or proceeding in respect thereof, voluntarily or involuntarily.

SECTION 4.03. Notice of Claims. With respect to any matter as to which any person or entity (the "Indemnified Person") is entitled to indemnification from any other person or entity (the "Indemnifying Person") under this Article VI, the Indemnified Person shall have the right, but not the obligation, to contest, defend or litigate, and to retain counsel of its choice in connection with, any claim, action, suit or proceeding by any third party alleged or asserted against the Indemnified Person in respect of, resulting from, relating to or arising out of such matter, and the costs and expenses thereof shall be subject to the indemnification obligations of the Indemnifying Person hereunder; provided, however, that if the Indemnifying Person acknowledges in writing its obligation to indemnify the Indemnified Person in respect of such matter to the fullest extent provided by this Article IV, the Indemnifying Person shall be entitled, at its option, to assume and control the defense of such claim, action, suit or proceeding at its expense through counsel of its choice if it gives prompt notice of its intention to do so to the Indemnified Person. Neither an Indemnified Person nor an Indemnifying Person shall be entitled to settle or compromise any such claim, action, suit or proceeding without the prior written consent of the other party hereto which consent shall not be unreasonably withheld.

SECTION 4.04. No Punitive Damages. Notwithstanding anything to the contrary set forth in this Agreement, no party hereto shall have any liability to any other party hereto for any punitive, consequential or special damages by virtue of any breach of any representation, warranty, covenant or agreement in or pursuant to this Agreement, any Subject Document or any other agreement, document or instrument executed and delivered pursuant hereto or in connection herewith or the Closing; provided that the foregoing shall not be deemed to limit the obligation of any party hereunder to indemnify for Losses constituting punitive, consequential or special damages awarded to any third-party claimant.


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                            ARTICLE V: MISCELLANEOUS

SECTION 5.01. Entire Agreement. This Agreement and the other Subject Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements, arrangements and understandings with respect thereto.


SECTION 5.02. Notices. Any notice required by this Agreement must be given by prepaid, first class, certified mail, return receipt requested, at such other addresses as may be given from time to time under the terms of this notice provision.

SECTION 5.03. Governing Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.04. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

ALLOY STEEL INTERNATIONAL, INC.

By: _________________________________
         Name:
         Title:

COLLIER UNIT TRUST

By: _________________________________
         Kroko Nominees Pty. Ltd.
         Name:
         Title:


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                                   Schedule A

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